SPDR® SERIES TRUST

SPDR SSGA Gender Diversity Index ETF

(the “Fund”)

Supplement dated December 28, 2016 to the currently effective Summary Prospectus

Effective January 3, 2017, the following replaces the portfolio manager information in the Fund’s Summary Prospectus under the heading “Portfolio Managers” within the section entitled “Portfolio Management”:

The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake, Melissa Kapitulik and Amy Cheng.

Lynn Blake, CFA, is an Executive Vice President of the Adviser and Chief Investment Officer of the Global Equity Beta Solutions Group. She joined the Adviser in 1987.

Melissa Kapitulik is a Vice President of the Adviser and a Senior Portfolio Manager in Global Equity Beta Solutions Group. She joined the Adviser in 2006.

Amy Cheng is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. She joined the Adviser in 2000.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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